UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       November 30, 2007
                                                --------------------------------

                      Technical Communications Corporation
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             (Exact name of registrant as specified in its charter)

     Massachusetts                      0-8588           04-2295040
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(State or other jurisdiction         (Commission       (IRS Employer
of incorporation)                    File Number)     Identification No.)



               100 Domino Drive, Concord, MA                 01742
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       (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code        (978) 287-5100
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On November 30, 2007, Technical Communications Corporation announced its financial results for the quarter and year ended September 29, 2007. A copy of the press release dated November 30, 2007 describing such results is attached as Exhibit 99.1 to this report and incorporated herein.

Item 9.01         Financial Statements and Exhibits.

              a. Financial statements of businesses acquired. Not applicable.

              b. Pro forma financial information. Not applicable.

              c. Shell company transactions. Not applicable

              d. Exhibits.    The following exhibit is furnished pursuant to
                              Item 2.02 hereof, and the information
                              contained in this report and such exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated therein.

                  Exhibit No.                       Title
                  -----------                       -----

                    99.1                  Press Release dated November 30, 2007

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Technical Communications Corporation



Dated:  November 30, 2007         By:      /s/ Carl H. Guild, Jr.
                                     -------------------------------------------
                                           Carl H. Guild, Jr.
                                           President and Chief Executive Officer